                                                                    EXHIBIT 99.1
                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of May 16, 2006 (this
"Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a
"Master Servicer"), Wells Fargo Bank, National Association as master servicer
no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), Midland Loan
Services, Inc. as special servicer (in such capacity, the "Special Servicer"),
U.S. Bank National Association as trustee (the "Trustee"), and LaSalle Bank
National Association as certificate administrator (in such capacity, the
"Certificate Administrator") and as custodian (in such capacity, the
"Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
May 16, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch") for itself and as representative of
LaSalle Financial Services, Inc. ("LaSalle Financial"), PNC Capital Markets LLC
("PNC Capital"), Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co.
Incorporated ("Morgan Stanley"; Merrill Lynch, LaSalle Financial, PNC Capital,
Goldman Sachs and Morgan Stanley, collectively, in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of May 16, 2006
(the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of LaSalle Financial (together in such capacity, the "Initial
Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be

amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $845,890,832 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off
Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off
Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,489,838,695 (subject to a variance of plus or minus 5%).

          The purchase and sale of the Mortgage Loans shall take place on May
25, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 99.23389% of the
MLML Mortgage Loan Balance as of the Cut-off Date, plus (ii) $3,347,084, which amount represents the amount of interest accrued on the MLML Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser. The Purchase
Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(i) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are

Specially Designated Mortgage Loan Documents and (ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File").
All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

          (i)  (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     U.S. Bank National Association, as trustee for the registered holders of
     Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2006-C1, or in blank, and (B) in the case of a Loan
     Combination, a copy of the executed Mortgage Note for each related
     Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
     any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of U.S.
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2006-C1 (or, in the case of a Loan Combination, in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage
     Pass-Through Certificates, Series 2006-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial
     Mortgage Pass-Through Certificates, Series 2006-

     C1 (or, in the case of a Loan Combination, in favor of U.S. Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1,
     Commercial Mortgage Pass-Through Certificates, Series 2006-C1, as assignee
     (or, in the case of a Loan Combination, in favor of U.S. Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) an original or a copy of an intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
     Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

          (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the
Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and
Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the
Recording/Filing Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Wells Fargo Bank, National Association with respect to all of the Mortgage
Loans excluding the Mall of Louisiana Trust Mortgage Loan, and, in case of the
Mall of Louisiana Trust Mortgage Loan, shall be Midland Loan Services, Inc.) in connection with its duties under the Pooling and Servicing Agreement, and (c)
are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of the applicable Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other

communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to
     Regulation AB.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such
Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially
Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies

under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the
Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the
Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed
Loan (that is not the Crossed Loan directly affected by the subject Document
Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed
Loan directly affected by the subject Document Defect or Breach) is held in the
Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related
Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Certificate
Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to

the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the
Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on Seller's right to cure a Document Defect or Breach as set forth in this
Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the
180th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released), and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts

                                       10

necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable Master Servicer's Collection
Account, and, if applicable, the delivery of the Mortgage File(s) and the
Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the
Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

                                       11

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the

                                       12

breach of, any material contract, agreement or other instrument to which the
Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties

                                       13

of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master
Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of May 16, 2006, among the
Seller, Merrill Lynch Mortgage Lending, Inc., LaSalle Bank National Association,
PNC Bank, National Association, Artesia Mortgage Capital Corporation, the
Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage
Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase
Agreement");

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller

                                       14

in this Agreement are true and correct in all material respects at and as of the
Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Free
Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the
Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information

                                       15

contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Free Writing Prospectus (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers" and "--The Loan Combination Controlling
Parties", "Summary of Offering Prospectus--The Mortgage Loans and the Mortgaged
Real Properties", "Risk Factors" and "Description of the Mortgage Pool".

          The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans"
(insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus
Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan
Sellers" and "--The Loan Combination Controlling Parties", "Summary of
Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors" and "Description of the Mortgage Pool".

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated May 5,
2006, and relating to the Publicly-Offered Certificates;

          "Memorandum" means the confidential Private Placement Memorandum dated
May 16, 2006, and relating to the Private Certificates;

                                       16

          "Prospectus" means the base prospectus dated May 5, 2006.

          "Prospectus Supplement" means the prospectus supplement dated May 16,
2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

          "Time of Sale" means May 16, 2006, at 2:30 p.m.

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing
Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Custodian, the Underwriters, the Initial Purchasers and each of the Rating
Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to

                                       17

offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account
or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv)
the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form)
insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the
Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation
AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Certificate Administrator's filing of a Form 15 with respect to the
Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and
Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the
Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party

                                       18

in a notice hereunder to the other party. Except as otherwise provided in this
Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue

                                       19

it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth

                                       20

in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage
Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such
Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        MERRILL LYNCH MORTGAGE LENDING, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Vice President

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Vice President

              MLMT 2006-C1: MLML Mortgage Loan Purchase Agreement

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Lending, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate

                                       23

4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                       24

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in May 2006 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however,

to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a
"marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy);
(d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a
Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another
Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged
Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The
Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the
Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the
Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the
Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents

                                      I-2

or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.
With respect to each Mortgage Loan, since the later of (a) May 5, 2006 and (b)
the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

                                      I-3

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate
Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage
Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts
(pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the
Trustee) and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such

                                      I-4

trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or

                                      I-5

conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

                                      I-6

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably

                                      I-7

acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related
Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground
Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

                                      I-8

          18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground
     Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                                      I-9

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced

                                      I-10

funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a)
amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. Except with respect to another Mortgage Loan
(which will also be an asset of the Trust Fund) cross-collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and

                                      I-11

clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge:
(i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Other than any default interest or late charges, each
Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment
Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any

                                      I-12

Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized

                                      I-13

Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the
Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the
Mortgage Loan it may only own and operate one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a

                                      I-14

valid security interest in all items of personal property owned by the related
Mortgagor which are material to the conduct in the ordinary course of the
Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

                                      I-15

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                                      I-16

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)
               EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES*

Representation #2-Ownership of Mortgage Loans

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Capitol Hill Project, Mall of          The Mortgage Loan that will be
              Louisiana                              included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

Representation #4- Lien; Valid Assignment

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Capitol Hill Project, Mall of          The Mortgage Loan that will be
              Louisiana                              included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

              Ashford Hotel Portfolio 7              With respect to four properties
                                                     comprising the Mortgaged Property,
                                                     an affiliate of Marriott
                                                     International, Inc. serves as
                                                     manager of the Mortgaged Property
                                                     and, pursuant to the applicable
                                                     management agreements, maintains
                                                     escrow reserve accounts for payment
                                                     of taxes and insurance, and for
                                                     replacement of furniture, fixtures
                                                     and equipment. The lender does not
                                                     have a security interest in these
                                                     escrow accounts held by the manager.

              Hampton Inn - Herald Square            The Lender has a valid and

                                                     enforceable first priority lien on
                                                     the fee estate of the related
                                                     Mortgaged Property and a direct
                                                     assignment by Borrower, as assignor,
                                                     to Lender, as assignee, of that
                                                     certain Master Lease (the "Master
                                                     Lease") between the Borrower, as
                                                     Master Lessor, and 44 New England
                                                     Management Company, an affiliate of
                                                     the Borrower, as Master Lessee.  The
                                                     Master Lessee assigned its rights in
                                                     any subleases and its rights to
                                                     Rents and receipts with respect to
                                                     the Property under the Master Lease
                                                     to the Borrower pursuant to a Lessee
                                                     Assignment of Rents and Leases and
                                                     Security Agreement in order to
                                                     ensure that the Master Lease is a
                                                     "true lease" for tax purposes, and
                                                     thus, only by virtue of the
                                                     assignment of the Master Lease from
                                                     Borrower to Lender, shall the
                                                     subleases and receipts be indirectly
                                                     assigned to Lender. In addition to
                                                     Lender's first priority lien on the
                                                     fee estate of the mortgaged Property
                                                     and assignment of the Master Lease
                                                     and its respective subleases, the
                                                     Master Lease is also subordinated to
                                                     the mortgage and Lender's rights
                                                     under the loan documents pursuant to
                                                     a Subordination and Security
                                                     Agreement executed by the Master
                                                     Lessee for the benefit of Lender
                                                     (the "Subordination Agreement").

              Lifetime Fitness                       The Mortgaged Property remains
                                                     subject to a Right of

                                                     First Refusal in favor of Tenant,
                                                     but such Right of First Refusal was
                                                     subordinated pursuant to an SNDA
                                                     executed by the Tenant and Mortgagor
                                                     in favor of Lender.

Representation #5- Mortgage Status; Waivers and Modifications

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Hampton Inn - Herald Square            As stated in Representation #4
                                                     above, the assignment of the Master
                                                     Lease from Borrower to Lender will
                                                     include an indirect assignment to
                                                     Lender of the subleases and receipts
                                                     under the Master Lease. Moreover,
                                                     the Master Lease is subordinated
                                                     pursuant to the Subordination
                                                     Agreement.

Representation #6- Mortgage Status; Waivers and Modifications

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Capitol Hill Project, Mall of          The Mortgage Loan that will be
              Louisiana                              included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

                                                     The security interest created by the
                                                     related mortgage and any separate
                                                     security instrument and the
                                                     assignment of leases are for the
                                                     benefit of the holder of the
                                                     Mortgage Loan included in the trust
                                                     and the holders of the other
                                                     mortgage loan, not included in the
                                                     trust.

              Ashford Hotel Portfolio 7              At origination, the Mortgage Loan
                                                     was cross-collateralized and
                                                     cross-defaulted with three other
                                                     loans secured by similar

                                                     properties. The Mortgage Loan is no
                                                     longer cross-collateralized and
                                                     cross-defaulted with the three other
                                                     loans pursuant to an automatic
                                                     termination provision which was
                                                     effective upon the sale of the three
                                                     other loans into secondary market
                                                     transactions.

              Galileo NXL Retail Portfolio 4         At origination, the Mortgage Loan
                                                     was cross-collateralized and
                                                     cross-defaulted with two other loans
                                                     secured by similar properties. The
                                                     Mortgage Loan is no longer
                                                     cross-collateralized and
                                                     cross-defaulted with the two other
                                                     loans pursuant to a cross release
                                                     notice dated December 5, 2005 in the
                                                     case of one loan and a cross release
                                                     notice dated March 27, 2006 in the
                                                     case of the other loan.

Representation #7-Condition of Property; Condemnation

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Copperwood Plaza                       A preliminary plan of condemnation
                                                     for a public street widening was
                                                     issued by the municipality, but the
                                                     plan has met community opposition,
                                                     is subject to change, has not been
                                                     funded and is "on hold"
                                                     indefinitely.

Representation #8-Title Insurance

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Capitol Hill Project, Mall of          The Mortgage Loan that will be
              Louisiana                              included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

                                                     Only the right title and interest of
                                                     the Seller in the mortgage loan
                                                     identified on the Mortgage Loan
                                                     Schedule is being conveyed to the
                                                     Purchaser.

              Lifetime Fitness                       The Mortgaged Property remains
                                                     subject to a Right of First Refusal
                                                     in favor of Tenant, but such Right
                                                     of First Refusal was subordinated
                                                     pursuant to an SNDA executed by the
                                                     Tenant and Mortgagor in favor of
                                                     Lender.

Representation #10-Mortgage Provisions

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Ashford Hotel Portfolio 7              With respect to four properties
                                                     comprising the Mortgaged Property,
                                                     the Mortgage Loan documents require
                                                     the Mortgagors to maintain insurance
                                                     coverage for acts of terrorism,
                                                     however, the Mortgage Loan documents
                                                     also specify that so long as
                                                     Marriott International, Inc. or any
                                                     affiliate thereof ("Marriott") is
                                                     managing the Mortgaged Property, the
                                                     related Mortgagors are participating
                                                     in Marriott's insurance programs in
                                                     accordance with the applicable
                                                     management agreements and no default
                                                     is continuing under any such
                                                     management agreement beyond
                                                     applicable notice and cure periods,
                                                     the insurance provisions set forth
                                                     in the Marriott management
                                                     agreements shall control and govern
                                                     any inconsistent provisions in the
                                                     Mortgage Loan documents. The

                                                     Marriott management
                                                     agreements shall control and govern
                                                     any inconsistent provisions in the
                                                     Mortgage Loan documents.  The
                                                     Marriott management agreements
                                                     require terrorism insurance to be
                                                     maintained (if excluded under the
                                                     casualty insurance maintained
                                                     pursuant to the management
                                                     agreements) as available under the
                                                     Terrorism Risk Insurance Act (as the
                                                     same may be amended or replaced) or
                                                     if such Act is no longer available
                                                     to the extent such coverage is
                                                     available at commercially reasonable
                                                     terms.

              Embassy Suites - Lubbock, Raintree     Borrower shall not be obligated to
              Corporate Center 1 and 2               expend more than two times (the
                                                     "Terrorism Insurance Cap") the
                                                     amount of the then current Insurance
                                                     Premiums paid by such Borrower for
                                                     all of the insurance required to be
                                                     maintained by Section 7.1 of the
                                                     Loan Agreement (excluding any
                                                     coverage for acts of terrorism) for
                                                     terrorism insurance, provided,
                                                     however, if the cost of terrorism
                                                     insurance exceeds the Terrorism
                                                     Insurance Cap, such Borrower shall
                                                     purchase the maximum amount of
                                                     terrorism insurance available with
                                                     funds equal to the Terrorism
                                                     Insurance Cap.

              Mall of Louisiana                      The Mall of Louisiana Mortgagor's
                                                     obligation to maintain terrorism
                                                     insurance is subject to such
                                                     insurance (a) being commercially
                                                     available and (b) can be obtained at
                                                     a communally reasonable cost.

Representation #12-Environmental Conditions

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Galileo NXL Retail Portfolio           In the Mortgage Loan

              4                                      documents, Mortgagors represent and
                                                     warrant that: (A) except as may be
                                                     disclosed in the environmental
                                                     reports provided to Lender, there
                                                     are no claims, liabilities,
                                                     investigations, litigation,
                                                     administrative proceedings, pending
                                                     or to the knowledge of the
                                                     Mortgagors, threatened, or judgments
                                                     or orders relating to any hazardous
                                                     materials (collectively,
                                                     "Environmental Claims") asserted or,
                                                     to the knowledge of the Mortgagors,
                                                     threatened against any Mortgagor or
                                                     relating to any Property and except
                                                     as disclosed in the environmental
                                                     reports delivered to Lender prior to
                                                     the closing of the Mortgage Loan, no
                                                     Mortgagor nor, to the knowledge of
                                                     the Mortgagors, any other Person has
                                                     caused or permitted any hazardous
                                                     materials to be used, generated,
                                                     reclaimed, transported, released,
                                                     treated, stored or disposed of in a
                                                     manner which could form the basis
                                                     for an Environmental Claim against
                                                     any Mortgagor or relating to any
                                                     Property; (B) except as disclosed in
                                                     the environmental reports delivered
                                                     to Lender prior to the closing of
                                                     the Mortgage Loan, except for
                                                     materials customarily used or stored
                                                     in connection with operation and
                                                     management of properties similar to
                                                     the Properties, which materials at
                                                     the Properties exist only in legal
                                                     quantities and are stored,
                                                     contained, transported, used,

                                                     released, and disposed of legally
                                                     and without violation of any
                                                     Environmental Laws, to the knowledge
                                                     of the Mortgagors, no hazardous
                                                     materials are or were stored or
                                                     otherwise located, and no
                                                     underground storage tanks or surface
                                                     impoundments are or were located, on
                                                     any Property or any other real
                                                     property currently or formerly
                                                     owned, leased or operated by any
                                                     Mortgagor, or to the knowledge of
                                                     the Mortgagors, on adjacent parcels
                                                     of real property, and no part of
                                                     such real property, or to the
                                                     knowledge of the Mortgagors, no part
                                                     of such adjacent parcels of real
                                                     property, including the groundwater
                                                     located therein or thereunder, is
                                                     presently contaminated by hazardous
                                                     materials; and (C) to the knowledge
                                                     of the Mortgagors, except as may be
                                                     set forth in the environmental
                                                     reports, the Mortgagors have been
                                                     and are currently in compliance in
                                                     all material respects with all
                                                     applicable Environmental Laws,
                                                     including obtaining and maintaining
                                                     in effect all material permits,
                                                     licenses or other authorizations
                                                     required by applicable Environmental
                                                     Laws.

                                                     "Environmental Laws" means any
                                                     Federal, state, or local law,
                                                     ordinance or regulation or any court
                                                     judgment or order of any Federal,
                                                     state or local agency or regulatory
                                                     body applicable to Mortgagor or to

                                                     any Property relating to industrial
                                                     hygiene or to environmental or
                                                     unsafe conditions including, but not
                                                     limited to, those relating to the
                                                     generation, manufacture, storage,
                                                     handling, transportation, disposal,
                                                     release, emission or discharge of
                                                     hazardous material, those in
                                                     connection with the construction,
                                                     fuel supply, power generation and
                                                     transmission, waste disposal or any
                                                     other operations or processes
                                                     relating to any Property, and those
                                                     relating to the atmosphere, soil,
                                                     surface and ground water, wetlands,
                                                     stream sediments and vegetation on,
                                                     under, in or about any Property.
                                                     "Environmental Laws" also shall
                                                     include, but not be limited to, the
                                                     Comprehensive Environmental
                                                     Response, Compensation and Liability
                                                     Act, the Hazardous Materials
                                                     Transportation Act, the Resource
                                                     Conservation and Recovery Act, the
                                                     Solid Waste Disposal Act, the Clean
                                                     Water Act, the Clean Air Act, the
                                                     Toxic Substance Control Act, the
                                                     Safe Drinking Water Act and the
                                                     Occupational Safety and Health Act,
                                                     and all regulations adopted in
                                                     respect to the foregoing laws.
                                                     The indemnity does not cover any
                                                     losses, liabilities, obligations,
                                                     claims, damages, penalties, causes
                                                     of action, fines and out-of-pocket
                                                     costs or expenses arising solely
                                                     from the gross negligence or

                                                     willful misconduct of the mortgagee.
                                                     The indemnity does not cover claims
                                                     to the extent occurring after the
                                                     date of transfer of title to the
                                                     related Mortgaged Property to any
                                                     indemnified party by foreclosure,
                                                     deed-in-lieu thereof, the exercise
                                                     of any power of sale or otherwise;
                                                     provided that the indemnitors can
                                                     prove that such claim did not arise
                                                     from any hazardous materials which
                                                     existed on, in, under or affecting
                                                     such Mortgaged Property prior to
                                                     transfer date.

Representation #14-Insurance

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Ashford Hotel Portfolio 7              With respect to four properties
                                                     comprising the Mortgaged Property,
                                                     the Mortgage Loan documents specify
                                                     that so long as Marriott
                                                     International, Inc. or any affiliate
                                                     thereof ("Marriott") is managing
                                                     the Mortgaged Property, the related
                                                     Mortgagors are participating in
                                                     Marriott's insurance programs in
                                                     accordance with the applicable
                                                     management agreements and no default
                                                     is continuing under any such
                                                     management agreement beyond
                                                     applicable notice and cure periods,
                                                     the insurance provisions set forth
                                                     in the Marriott management
                                                     agreements shall control and govern
                                                     any inconsistent provisions in the
                                                     Mortgage Loan documents. The
                                                     management agreements provide that
                                                     Marriott, in its discretion and
                                                     provided

                                                     certain other conditions
                                                     are satisfied, may maintain the
                                                     specified insurance on behalf of the
                                                     related Mortgagors.

              Embassy Suites - Lubbock, Raintree     Borrower shall not be obligated to
              Corporate Center 1 and 2               expend more than two times (the
                                                     "Terrorism Insurance Cap") the
                                                     amount of the then current Insurance
                                                     Premiums paid by such Borrower for
                                                     all of the insurance required to be
                                                     maintained by Section 7.1 of the
                                                     Loan Agreement (excluding any
                                                     coverage for acts of terrorism) for
                                                     terrorism insurance, provided,
                                                     however, if the cost of terrorism
                                                     insurance exceeds the Terrorism
                                                     Insurance Cap, such Borrower shall
                                                     purchase the maximum amount of
                                                     terrorism insurance available with
                                                     funds equal to the Terrorism
                                                     Insurance Cap.

              Galileo NXL Retail Portfolio 4         Other than with respect to D&O
                                                     Insurance, an insurance company
                                                     shall not be satisfactory unless
                                                     such insurance company (a) is
                                                     licensed or authorized to issue
                                                     insurance in the State where the
                                                     Property is located and (b) has a
                                                     claims paying ability rating by the
                                                     rating agencies of AA- (or its
                                                     equivalent). Notwithstanding the
                                                     foregoing, a carrier which does not
                                                     meet the foregoing ratings
                                                     requirement shall nevertheless be
                                                     deemed acceptable hereunder provided
                                                     that such carrier is reasonably
                                                     acceptable to Lender and the
                                                     Borrower shall obtain and deliver to
                                                     Lender a rating

                                                     confirmation with respect to such
                                                     carrier from each of the rating
                                                     agencies, provided, however, if any
                                                     required insurance coverage is
                                                     maintained by a syndicate of
                                                     insurers, the preceding ratings
                                                     requirements shall be deemed
                                                     satisfied (without any required
                                                     rating confirmation) as long as at
                                                     least seventy five percent (75%) of
                                                     the coverage (if there are four or
                                                     fewer members of the syndicate) or
                                                     at least sixty percent (60%) of the
                                                     coverage (if there are five or more
                                                     members of the syndicate) is
                                                     maintained with carriers meeting the
                                                     claims-paying ability ratings
                                                     requirements by S&P and Moody's (if
                                                     applicable) set forth above and all
                                                     carriers in such syndicate have a
                                                     claims-paying ability rating by S&P
                                                     of not less than "BBB" and by
                                                     Moody's of not less than "Baa2" (to
                                                     the extent rated by Moody's).

              Mall of Louisiana                      (a) With respect to flood insurance,
                                                     the coverage must equal the lesser
                                                     of (i) the outstanding amount of the
                                                     Mall of Louisiana Loan or (ii) the
                                                     maximum amount of flood insurance
                                                     available under the Federal flood
                                                     insurance program.

                                                     (b) Wind insurance is not required
                                                     under the Mall of Louisiana loan
                                                     documents. Note, however, the Mall
                                                     of Louisiana loan documents permit
                                                     Lender to require the Mall of
                                                     Louisiana Mortgagor to obtain
                                                     insurance coverage

                                                     for such insurable hazards that are
                                                     commonly insured against for
                                                     property similar to the Mall of
                                                     Louisiana Property located in or
                                                     around the region in which the Mall
                                                     of Louisiana Property is located.

                                                     (c) The Mall of Louisiana Mortgagor
                                                     is permitted to maintain (i)
                                                     commercial general liability
                                                     insurance through a syndicate of
                                                     insurers whereby at least 60% of the
                                                     coverage is with carriers having a
                                                     rating by S&P of not lower than
                                                     "BBB," and (ii) all-risk, business
                                                     income, builder's risk, boiler and
                                                     machinery and terrorism insurance
                                                     through a syndicate of insurers
                                                     through which at least 60% of the
                                                     coverage (if there are 4 or fewer
                                                     members of the syndicate) or at
                                                     least 50% of the coverage (if there
                                                     are 5 or more members of the
                                                     syndicate) is with carriers having a
                                                     rating by S&P of not lower than "A"
                                                     and the balance of the coverage is,
                                                     in each case, with carriers having a
                                                     rating by S&P of not lower than
                                                     "BBB", provided that the first-loss
                                                     risk is borne by the carriers having
                                                     a rating by S&P of not lower than
                                                     "A."

              Tudor Plaza Rialto                     The Mortgage Loan Documents provide
                                                     that Walgreens & Co. may self-insure
                                                     with respect to the building and
                                                     improvements which comprise a
                                                     portion of the related Mortgage
                                                     Property occupied by Walgreens & Co.

                                                     provided certain conditions set
                                                     forth in the related mortgage are
                                                     met. At the time of the closing,
                                                     the related Borrower provided the
                                                     insurance with respect to the
                                                     Walgreens parcel.

Representation #18-Leasehold Estate

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------   ------------------------------------   ------------------------------------

              Galileo NXL Retail Portfolio 4         The Mortgage Loan is secured in part
                                                     by Leasehold Mortgages at the Aurora
                                                     Plaza property and the Hornell Plaza
                                                     property.

                                                     As to representation 18(vii), the
                                                     ground lease at the Hornell Plaza
                                                     property expires on December 31,
                                                     2015 and the lessee does not have
                                                     any rights to renew or extend the
                                                     ground lease.

                                                     As to representation 18(xi), the
                                                     respective ground leases for the
                                                     Aurora Plaza and Hornell Plaza
                                                     properties are silent as to
                                                     amendments in all respects; however,
                                                     the Loan Agreement provides that no
                                                     Borrower shall modify, amend,
                                                     terminate, or surrender any ground
                                                     lease, in each case without the
                                                     prior written consent of Lender,
                                                     which consent may be withheld by
                                                     Lender in its reasonable discretion
                                                     and any attempted or purported
                                                     modification, amendment, surrender
                                                     or termination of any ground lease
                                                     without Lender's prior written
                                                     consent shall be null and void and
                                                     of no force or effect.

Representation #23-Other Mortgage Liens

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------   ------------------------------------   ------------------------------------

              Capitol Hill Project                   The Mortgage Loan that will be
                                                     included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

              Mall of Louisiana                      The Mortgage Loan that will be
                                                     included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

                                                     Although the Mall of Lousiana loan
                                                     documents do not specifically
                                                     itemize rating agency fees, the Mall
                                                     of Louisiana Mortgagor is required
                                                     to pay all of the out of pocket
                                                     costs and expenses of the lender
                                                     reasonably incurred in connection
                                                     with a transfer.

Representation #26-Licenses and Permits

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------   ------------------------------------   ------------------------------------

              Hampton Inn - Herald Square            The related Mortgagor is obligated
                                                     to continuously maintain the
                                                     temporary certificate of occupancy
                                                     with respect to the related
                                                     Mortgaged Property. The related
                                                     Mortgagor is also obligated to
                                                     obtain and deliver to lender the
                                                     permanent certificate of occupancy.

              Raintree Corporate Center 1 and 2      All available Certificates of
                                                     Occupancy were provided,

                                                     however, the zoning report state
                                                     that "per the City of Scottsdale, a
                                                     lack of a Certificate of Occupancy
                                                     is not considered a violation".

Representation #28-Releases of Mortgaged Properties

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------   ------------------------------------   ------------------------------------

              Galileo NXL Retail Portfolio 4         Parcel releases are permitted upon
                                                     the satisfaction of certain
                                                     conditions specified in the loan
                                                     documents.

              Metro Retail Portfolio                 The loan agreement permits the
                                                     release of a parcel of land at the
                                                     County Line Property (the "County
                                                     Line Out-Parcel") for no
                                                     consideration provided the following
                                                     conditions are satisfied:

                                                     (a) No Event of Default has occurred
                                                     and is continuing;

                                                     (b) Borrower shall deliver to Lender
                                                     at least thirty (30) days but no
                                                     more than ninety (90) days prior
                                                     written notice of its request to
                                                     obtain a release of the County Line
                                                     Out-Parcel;

                                                     (c) Borrower shall submit to Lender
                                                     a release of lien for the Out-Parcel
                                                     for execution by Lender. Such
                                                     release shall be in a form
                                                     appropriate in the State of Oklahoma
                                                     and that contains standard
                                                     provisions, if any, protecting the
                                                     rights of the releasing lender. In
                                                     addition, Borrower shall provide all
                                                     other documentation Lender
                                                     reasonably requires to be delivered
                                                     by Borrower in connection with such
                                                     release,

                                                     together with a certificate from an
                                                     authorized officer certifying that
                                                     such documentation (i) is in
                                                     compliance with all applicable laws
                                                     and (ii) will not impair or
                                                     otherwise adversely affect the lien,
                                                     security interest and other rights
                                                     of Lender under the Security
                                                     Instrument or the other Loan
                                                     Documents;

                                                     (d) Borrower shall deliver to Lender
                                                     evidence which would be satisfactory
                                                     to a prudent institutional
                                                     commercial mortgage lender that,
                                                     after immediately after giving
                                                     effect to the Out-Parcel Release,
                                                     the County Line Property, as
                                                     remaining (the "Remaining County
                                                     Line Parcel") shall (i) comply in
                                                     all respects with all applicable
                                                     Legal Requirements, including,
                                                     without limitation, all applicable
                                                     zoning and building laws and
                                                     regulations, (ii) constitute one or
                                                     more separate tax lots and (iii) be
                                                     properly subdivided;

                                                     (e) Borrower shall provide Lender
                                                     with an endorsement to Lender's
                                                     title insurance policy insuring the
                                                     priority of the lien of the Security
                                                     Instrument is unaffected as to the
                                                     Remaining County Line Parcel;

                                                     (f) In the event a Securitization
                                                     has occurred, Lender shall have
                                                     received a legal opinion reasonably
                                                     satisfactory to Lender stating,
                                                     among other things, that the

                                                     tax qualification and status of the
                                                     REMIC will not be adversely affected
                                                     or impaired as a result of the
                                                     Out-Parcel Release;

                                                     (g) In the event a Securitization
                                                     has occurred, Lender shall have
                                                     received a Ratings Confirmation with
                                                     respect to such Out-Parcel Release;

                                                     (h) Borrower shall deliver such
                                                     other documents, instruments or
                                                     opinions reasonably required by
                                                     Lender;

                                                     (i) Lender shall have received
                                                     payment of all Lender's costs and
                                                     expenses, including due diligence
                                                     review costs and reasonable counsel
                                                     fees and disbursements incurred in
                                                     connection with the release of the
                                                     County Line Out-Parcel from the lien
                                                     of the related Security Instrument
                                                     and the review and approval of the
                                                     documents and information required
                                                     to be delivered in connection
                                                     therewith; and

                                                     (j) The County Line Out-Parcel was
                                                     not used in determining the
                                                     appraised value of the County Line
                                                     Property.

Representation #29- Defeasance

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              100 West Long Lake                     With respect to Occupancy Reserve
                                                     Letter of Credit, in event that
                                                     certain conditions of occupancy
                                                     related to release of

                                                     the Occupancy Reserve Letter of
                                                     Credit are not satisfied by the date
                                                     which is the eighteen month
                                                     anniversary of the Closing Date,
                                                     Lender has right, at its option, to
                                                     hold the Occupancy Reserve Letter of
                                                     Credit (or any cash deposited in
                                                     lieu thereof) as additional security
                                                     or draw down on the Occupancy
                                                     Reserve Letter of Credit and apply
                                                     the proceeds as a partial prepayment
                                                     of the Loan subject to partial
                                                     defeasance provisions of the Loan
                                                     Documents.

Representation #30- Defeasance and Assumption Costs

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Galileo NXL Retail Portfolio 4         The transfer provisions of the
                                                     Mortgage Loan documents do not
                                                     explicitly provide for the payment
                                                     of Lender's fees relating to
                                                     transfers. However, the Mortgage
                                                     Loan documents provide that whether
                                                     or not the transactions contemplated
                                                     thereby shall be consummated, except
                                                     as otherwise expressly provided in
                                                     Article X to the loan agreement for
                                                     the Mortgage Loan, the Mortgagors
                                                     shall be liable for and agrees to
                                                     promptly pay all reasonable fees,
                                                     costs and expenses incurred by
                                                     Lender in connection with any
                                                     matters contemplated by or arising
                                                     out of the loan agreement, including
                                                     the following, and all such fees,
                                                     costs and expenses shall be part of
                                                     the Obligations, payable on demand:
                                                     (A) reasonable fees, costs and
                                                     expenses (including reasonable
                                                     attorneys' fees, and reasonable

                                                     fees of other professionals retained
                                                     by Lender) incurred in connection
                                                     with the examination, review, due
                                                     diligence investigation,
                                                     documentation and closing of the
                                                     financing arrangements evidenced by
                                                     the Mortgage Loan documents; (B)
                                                     reasonable fees, costs and expenses
                                                     (including reasonable attorneys'
                                                     fees and fees of other professionals
                                                     retained by Lender) incurred in
                                                     connection with the administration
                                                     of the Mortgage Loan documents and
                                                     the Mortgage Loan and any
                                                     amendments, modifications and
                                                     waivers relating thereto; (C)
                                                     reasonable fees, costs and expenses
                                                     (including reasonable attorneys'
                                                     fees) incurred in connection with
                                                     the review, documentation,
                                                     negotiation, closing and
                                                     administration of any subordination
                                                     or intercreditor agreements; and (D)
                                                     reasonable fees, costs and expenses
                                                     (including attorneys' fees and fees
                                                     of other professionals retained by
                                                     Lender) incurred in any action to
                                                     enforce or interpret the Mortgage
                                                     Loan documents or to collect any
                                                     payments due from any Mortgagor
                                                     under the Mortgage Loan documents or
                                                     incurred in connection with any
                                                     refinancing or restructuring of the
                                                     credit arrangements provided under
                                                     the Mortgage Loan documents, whether
                                                     in the nature of a "workout" or in
                                                     connection with any insolvency or
                                                     bankruptcy proceedings or

                                                     otherwise."

              Mall of Louisiana                      Although Mall of Louisiana loan
                                                     documents do not specifically
                                                     itemize Rating Agency fees, the Mall
                                                     of Louisiana Mortgagor is required
                                                     to pay all of the out-of-pocket
                                                     costs and expenses of Lender
                                                     reasonably incurred in connection
                                                     with a defeasance.

Representation #32-Inspection

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Galileo NXL Retail Portfolio 4         The following are the site
                                                     inspection dates for each of the
                                                     following properties:

                                                     Hornell Plaza- 4/5/2005
                                                     Orange Grove- 4/12/2005
                                                     Market Street Square- 4/17/2005
                                                     Glendale Galleria- 4/20/2005
                                                     Beltway South- 4/13/2005
                                                     Morse Shores- 4/10/2005
                                                     Inwood Forest- 3/31/2005
                                                     Remount Village- 4/11/2005
                                                     Riverwood Port- 4/7/2005
                                                     Napolean Center- 4/8/2005

Representation #34-Due-on-Sale

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              4th and Walnut                         99% of the interests in the mortgage
                                                     borrower have been pledged to
                                                     Tri-State Improvement Company, an
                                                     Ohio corporation, the seller of the
                                                     property, as security for a
                                                     mezzanine loan in the original
                                                     principal amount of $4,875,000. The
                                                     mezzanine borrowers are Ed Garry
                                                     Leasing, LLC, July Third
                                                     Investments, LLC and JABMS, LLC,
                                                     owners of interests in the mortgage

                                                     borrower. The mezzanine lender
                                                     entered into an intercreditor with
                                                     the mortgage lender based upon the
                                                     standard CMSA form.

              100 West Long Lake                     The Mortgage Loan Documents permit
                                                     Mortgagor to obtain future mezzanine
                                                     debt subject to the satisfaction of
                                                     certain terms and conditions as set
                                                     forth in the Mortgage Loan
                                                     Documents.

              Ashford Hotel Portfolio 7              Transfers of less than 49% of the
                                                     equity interests in Mortgagor are
                                                     permitted. Provided that no event of
                                                     default has occurred and is
                                                     continuing, transfers of more than
                                                     49% of the equity interests in
                                                     Mortgagor are permitted upon
                                                     satisfaction of certain specified
                                                     conditions and so long as (a) prior
                                                     to any secondary market transaction,
                                                     lender shall have consented to such
                                                     transfer, such consent not to be
                                                     unreasonably withheld or delayed,
                                                     and (b) after any secondary market
                                                     transaction, Mortgagor shall have
                                                     delivered (or shall have caused to
                                                     be delivered) to lender written
                                                     confirmation from each of the rating
                                                     agencies rating any securities
                                                     issued in connection with a
                                                     secondary market transaction that
                                                     such transfer will not result in a
                                                     downgrade, withdrawal or
                                                     qualification of any such
                                                     securities.

                                                     Provided that no event of default
                                                     has occurred and is continuing, the
                                                     sale of all (but not fewer than all)
                                                     of the

                                                     Mortgaged Properties to another
                                                     party shall be permitted upon
                                                     satisfaction of certain specified
                                                     conditions and so long as (a) prior
                                                     to any secondary market transaction,
                                                     lender shall have consented to such
                                                     transfer, such consent not to be
                                                     unreasonably withheld or delayed,
                                                     and (b) after any secondary market
                                                     transaction, Mortgagor shall have
                                                     delivered (or shall have caused to
                                                     be delivered) to lender written
                                                     confirmation from each of the rating
                                                     agencies rating any securities
                                                     issued in connection with a
                                                     secondary market transaction that
                                                     such transfer will not result in a
                                                     downgrade, withdrawal or
                                                     qualification of any such
                                                     securities.

              Galileo NXL Retail Portfolio 4         The Mortgage Loan documents permit,
                                                     without the consent of the holder of
                                                     the Mortgage, other transfers and
                                                     sales of all or any portion of the
                                                     Mortgaged Property and of interests
                                                     in any or all of the related
                                                     Mortgagors upon satisfaction of
                                                     certain conditions set forth in the
                                                     Mortgage Loan documents.

              Mall of Louisiana                      Provided that the conditions
                                                     contained in the Mall of Louisiana
                                                     loan documents are satisfied, (a)
                                                     transfers of the Mall of Louisiana
                                                     Property and equity interests the
                                                     Mall of Louisiana Mortgagor are
                                                     permitted, (b) certain affiliates of
                                                     the Mall of Louisiana Mortgagor are
                                                     permitted to pledge their direct and
                                                     indirect interests in the Mall of

                                                     Louisiana Mortgagor  to each other
                                                     or to a Qualified Pledgee (as
                                                     defined in the Mall of Louisiana
                                                     loan documents), and (c) a new
                                                     mezzanine loan may be obtained
                                                     provided that the existing mezzanine
                                                     loan has been paid in full.

Representation #36- Whole Loan

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Capitol Hill Project, Mall of          The Mortgage Loan that will be
              Louisiana                              included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

Representation #39-Security Interests

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Capitol Hill Project, Mall of          The Mortgage Loan that will be
              Louisiana                              included in the trust is a senior
                                                     loan in a multiple loan structure
                                                     comprised of two mortgage loans,
                                                     each of which (whether or not
                                                     included in the trust) is secured by
                                                     the same mortgage instrument and is
                                                     cross-defaulted with the other.

                                                     The security interests created by
                                                     the related UCC financing statement
                                                     are for the benefit of the holder of
                                                     the Mortgage Loan that will be
                                                     included in the trust and the
                                                     holders of the mortgage loans that
                                                     will not be included in the trust.

Representation #43-Recourse

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Ashford Hotel Portfolio 7              Limitations on recourse against
                                                     Mortgagor contained in the Mortgage
                                                     Loan

                                                     documents shall not (a) impair the
                                                     right of lender to bring suit for
                                                     and recover against any person any
                                                     damages, losses, expenses,
                                                     liabilities or costs resulting from
                                                     fraud, willful misrepresentation,
                                                     waste of all or any portion of any
                                                     Mortgaged Property, or wrongful
                                                     removal or disposal of all or any
                                                     portion of any Mortgaged Property by
                                                     any person in connection with the
                                                     Mortgage Loan documents, (b) impair
                                                     the right of lender to bring suit
                                                     for and recover against any person
                                                     with respect to any misappropriation
                                                     of security deposits or rents
                                                     collected more than one (1) month in
                                                     advance and (c) impair the right of
                                                     lender to obtain insurance proceeds
                                                     or condemnation proceeds due to
                                                     lender pursuant to the Mortgage Loan
                                                     documents.

              Capitol Hill Project                   The Loan is full recourse to the
                                                     related Mortgagor and the guarantors
                                                     unless and until the related
                                                     Mortgagor, within thirty (30) days
                                                     of the closing date, satisfied
                                                     certain conditions in the related
                                                     loan documents with respect to
                                                     adding additional members of the
                                                     related Mortgagor and additional
                                                     guarantors.

              Yardville National Bank                The related Mortgage Documents do
                                                     not provide for losses on account of
                                                     the missapropriation of tenant
                                                     security deposits. The related
                                                     Mortgaged Property is occupied by a
                                                     single-tenant and such lease does
                                                     not

                                                     provide for a tenant security
                                                     deposit.

Representation #47- Operating Statements

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Mall of Louisiana                      The Mall of Louisiana Mortgagor is
                                                     obligated to deliver rent rolls
                                                     annually unless a Trigger Event (as
                                                     defined in the Mall of Louisiana
                                                     loan documents) occurs and is
                                                     continuing, in which case the Mall
                                                     of Louisiana Mortgagor is obligated
                                                     to deliver the rent rolls quarterly.

Representation #51- Servicing

LOAN NUMBER   LOAN NAME                              DESCRIPTION OF EXCEPTION
-----------------------------------------------------------------------------------------

              Mall of Louisiana                      The Mall of Louisiana loan documents
                                                     provide that the primary servicer
                                                     will be (i) Midland Loan Services,
                                                     (ii) Wachovia Securities, or (iii)
                                                     such other servicer as consented to
                                                     by Borrower, which consent will not
                                                     be unreasonably withheld.

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
   IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                     NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                     NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

MLMT 2006-C1: MORTGAGE LOAN SCHEDULE

             LOAN
             GROUP                                                                    PROPERTY
LOAN #      1 OR 2   PROPERTY NAME                                    ORIGINATOR      TYPE
------      ------   -------------                                    ----------      --------

  2           1      Mall of Louisiana                                MLML            Retail
  4           1      Galileo NXL Retail Portfolio 4                   MLML            Retail
 4.01         1      Hornell Plaza                                    MLML            Retail
 4.02         1      Orange Grove                                     MLML            Retail
 4.03         1      Market Street Square                             MLML            Retail
 4.04         1      Glendale Galleria                                MLML            Retail
 4.05         1      Aurora Plaza                                     MLML            Retail
 4.06         1      Beltway South                                    MLML            Retail
 4.07         1      Morse Shores                                     MLML            Retail
 4.08         1      Inwood Forest                                    MLML            Retail
 4.09         1      Remount Village                                  MLML            Retail
 4.10         1      Riverwood Port                                   MLML            Retail
 4.11         1      Napoleon Center                                  MLML            Retail
 4.12         1      Johnstown Galleria Outparcel                     MLML            Retail
  6           1      Ashford Hotel Portfolio 7                        MLML            Hospitality
 6.01         1      Residence Inn Fairfax                            MLML            Hospitality
 6.02         1      Residence Inn Sorrento Mesa                      MLML            Hospitality
 6.03         1      Courtyard Irvine Spectrum                        MLML            Hospitality
 6.04         1      Embassy Suites Houston                           MLML            Hospitality
 6.05         1      Courtyard Alpharetta                             MLML            Hospitality
  7           1      Raintree Corporate Center 1 and 2                MLML            Office
  8           1      Copperwood Village Shopping Center               MLML            Retail
  10          1      Four Points Sheraton - Chelsea                   MLML            Hospitality
  17          1      University Park                                  MLML            Mixed Use
  20          1      Hampton Inn - Herald Square                      MLML            Hospitality
  21          1      University Place                                 MLML            Office
  22          1      Fourth & Walnut                                  MLML            Office
  24          1      University Park Plaza I                          MLML            Retail
  26          1      South Point Plaza                                MLML            Retail
  39          1      Phoenix Industrial Portfolio                     MLML            Industrial
39.01         1      9602 West Buckeye Road                           MLML            Industrial
39.02         1      146 Country Club Drive                           MLML            Industrial
  42          1      210 East Olympic Boulevard                       MLML            Mixed Use
  46          1      Embassy Suites-Lubbock                           MLML            Hospitality
  48          1      Lantern Plaza                                    MLML            Retail
  53          2      Avalon at Northbrook                             MLML            Multifamily
  63          1      Sam's Club Port Huron                            MLML            Retail
  66          2      Montego Bay Apartments                           MLML            Multifamily
  69          1      Hampton Inn - Frederick                          MLML            Hospitality
  71          2      The Pines at Camelback                           MLML            Multifamily
  76          1      Tudor Plaza Rialto                               MLML            Retail
  79          1      Holiday Inn Chicago                              MLML            Hospitality
  80          1      Centerpointe at Natomas                          MLML            Mixed Use
  84          1      Metro Retail/RDR Portfolio                       MLML            Various
84.01         1      County Line                                      MLML            Retail
84.02         1      Metro Park                                       MLML            Industrial
84.03         1      8343 East 32nd Street                            MLML            Retail
84.04         1      Equity Bank                                      MLML            Retail
84.05         1      McKnight Commons                                 MLML            Retail
  99          2      Stonington Road Apartments                       MLML            Multifamily
 100          1      Capitol Hill Project                             MLML            Mixed Use
 108          1      Veranda Park                                     MLML            Retail
 109          1      University Shoppes                               MLML            Retail
 115          1      Clearwater Office Center                         MLML            Office
 116          1      Lifetime Fitness                                 MLML            Retail
 121          1      Jefferson Gateway at the Airport                 MLML            Office
 122          1      100 West Long Lake                               MLML            Office
 125          1      BJ's Warehouse at Janaf                          MLML            Retail
 130          1      Quality Suites Baton Rouge                       MLML            Hospitality
 140          1      Flamingo Plaza                                   MLML            Retail
 142          1      Shoppes at Andover                               MLML            Retail
 146          1      Indore Retail Center                             MLML            Retail
 152          1      Southampton Office Park                          MLML            Office
 156          2      Pinewood Park Apartments                         MLML            Multifamily
 161          1      Homewood Suites Houston Intercontinental         MLML            Hospitality
 171          1      Outback Self Storage                             MLML            Self Storage
 173          2      Scenic Place                                     MLML            Multifamily
 197          1      Yardville National Bank                          MLML            Retail

LOAN #    STREET ADDRESS                                                    CITY                 COUNTY                  STATE
------    --------------                                                    ----                 ------                  -----

  2       6401 Bluebonnet Boulevard                                         Baton Rouge          East Baton Rouge          LA
  4       Various                                                           Various              Various                 Various
 4.01     1000 State Route 36                                               Hornell              Steuben                   NY
 4.02     11544 Gulf Freeway                                                Houston              Harris                    TX
 4.03     1605 Scwanger Road                                                Elizabethtown        Lancaster                 PA
 4.04     5800 West Peoria Avenue                                           Glendale             Maricopa                  AZ
 4.05     603-797 Peoria Street and East 6th Avenue                         Aurora               Arapahoe                  CO
 4.06     11601 South Sam Houston Parkway East                              Houston              Harris                    TX
 4.07     4901 Palm Beach Boulevard                                         Fort Myers           Lee                       FL
 4.08     7320 Antoine Drive                                                Houston              Harris                    TX
 4.09     1357 Remount Road                                                 North Charleston     Charleston                SC
 4.10     4001 South Nova Road                                              Port Orange          Volusia                   FL
 4.11     1247-1255 North Scott Street                                      Napoleon             Henry                     OH
 4.12     590 Galleria Drive                                                Johnstown            Cambria                   PA
  6       Various                                                           Various              Various                 Various
 6.01     8125 Gatehouse Road                                               Falls Church         Fairfax                   VA
 6.02     5995 Pacific Mesa Court                                           San Diego            San Diego                 CA
 6.03     27492 Portola Parkway                                             Foothill Ranch       Orange                    CA
 6.04     2911 Sage Road                                                    Houston              Harris                    TX
 6.05     12655 Deerfield Parkway                                           Alpharetta           Fulton                    GA
  7       15111 & 15333 North Pima Road                                     Scottsdale           Maricopa                  AZ
  8       6501-6887 & 7007 Highway 6 North & 15749-15849 FM 529 Road        Houston              Harris                    TX
  10      156 West 25th Street                                              New York             New York                  NY
  17      110-139 University Park Drive                                     Winter Park          Orange                    FL
  20      116 West 31st Street                                              New York             New York                  NY
  21      3260 & 3300 University Boulevard                                  Winter Park          Orange                    FL
  22      105 East Fourth Street                                            Cincinnati           Hamilton                  OH
  24      120 University Park Drive                                         Winter Park          Orange                    FL
  26      10011 - 10301 Everett Way                                         Everett              Snohomish                 WA
  39      Various                                                           Various              Maricopa                  AZ
39.01     9602 West Buckeye Road                                            Tolleson             Maricopa                  AZ
39.02     146 South Country Club Drive                                      Mesa                 Maricopa                  AZ
  42      210 East Olympic Boulevard                                        Los Angeles          Los Angeles               CA
  46      5215 South Loop 289                                               Lubbock              Lubbock                   TX
  48      206 East Washington Street                                        North Attleboro      Bristol                   MA
  53      10230 Avalon Way                                                  Fort Wayne           Allen                     IN
  63      1237 32nd Street                                                  Port Huron           Saint Clair               MI
  66      409 South Lenzer Avenue                                           Sierra Vista         Cochise                   AZ
  69      5311 Buckeystown Pike                                             Frederick            Frederick                 MD
  71      4802 North 19th Avenue                                            Phoenix              Maricopa                  AZ
  76      NEC of Foothill Boulevard & Cedar Avenue                          Rialto               San Bernardino            CA
  79      506 West Harrison Street                                          Chicago              Cook                      IL
  80      2200-2250 Del Paso Road                                           Sacramento           Sacramento                CA
  84      Various                                                           Various              Various                 Various
84.01     1005-105 East Kenosha Street                                      Broken Arrow         Tulsa                     OK
84.02     5616 & 5634 122nd East Avenue                                     Tulsa                Tulsa                     OK
84.03     8343 East 32nd Street North                                       Wichita              Sedgwick                  KS
84.04     225 West Central Avenue                                           Andover              Butler                    KS
84.05     905 McKnight Drive                                                Knightdale           Wake                      NC
  99      102 Stonington Road                                               Norwich              New London                CT
 100      810 - 1120 Potomac Avenue, SE                                     Washington           District of Columbia      DC
 108      2295 South Hiawassee Road                                         Orlando              Orange                    FL
 109      2600-2646 Presidential Drive                                      Fairborn             Greene                    OH
 115      801 South 500 West                                                Salt Lake City       Salt Lake                 UT
 116      675 Commons Drive                                                 Woodbury             Washington                MN
 121      935 Jefferson Boulevard                                           Warwick              Kent                      RI
 122      100 West Long Lake Road                                           Bloomfield Hills     Oakland                   MI
 125      5820 East Virginia Beach Boulevard                                Norfolk              Norfolk City              VA
 130      9138 Bluebonnet Centre Boulevard                                  Baton Rouge          East Baton Rouge          LA
 140      6620 & 6680 West Flamingo Road                                    Las Vegas            Clark                     NV
 142      3020 Lamberton Boulevard                                          Orlando              Orange                    FL
 146      12684 West Indore Place                                           Littleton            Jefferson                 CO
 152      928 Jaymor Road                                                   Southampton          Bucks                     PA
 156      1600 Windmill Way                                                 Republic             Greene                    MO
 161      1340 North Sam Houston Parkway East                               Houston              Harris                    TX
 171      2517 Lincoln Road                                                 Hattiesburg          Forest                    MS
 173      2655 West Farm Road 164                                           Springfield          Greene                    MO
 197      1240 Stelton Road                                                 Piscataway           Middlesex                 NJ

                           CUT-OFF DATE        ORIGINAL       MONTHLY P&I DEBT     ANNUAL P&I DEBT    INTEREST        PRIMARY
LOAN #      ZIP CODE        BALANCE ($)       BALANCE ($)        SERVICE ($)         SERVICE ($)        RATE %     SERVICING FEE
------      --------       ------------       -----------     ----------------     ---------------    --------     -------------

  2           70836         120,000,000       120,000,000         678,211.19         8,138,534.28       5.4411         0.0100
  4          Various        102,000,000       102,000,000                                               5.1291         0.0100
 4.01         14843          17,038,455        17,038,455
 4.02         77034          14,198,712        14,198,712
 4.03         17022          11,713,938        11,713,938
 4.04         85302          11,216,983        11,216,983
 4.05         80010           9,087,176         9,087,176
 4.06         77089           8,519,227         8,519,227
 4.07         33905           8,519,227         8,519,227
 4.08         77088           6,318,427         6,318,427
 4.09         29406           4,188,620         4,188,620
 4.10         32127           4,082,130         4,082,130
 4.11         43545           3,709,414         3,709,414
 4.12         15904           3,407,691         3,407,691
  6          Various         83,075,000        83,075,000         511,672.42         6,140,069.04       5.5097         0.0100
 6.01         22042          23,608,445        23,608,445
 6.02         92121          21,158,512        21,158,512
 6.03         92610          14,105,675        14,105,675
 6.04         77056          13,511,752        13,511,752
 6.05         30004          10,690,617        10,690,617
  7           85260          58,958,157        59,000,000         334,630.83         4,015,569.96       5.9341         0.0100
  8           77084          53,500,000        53,500,000         309,464.03         3,713,568.36       5.6481         0.0100
  10          10001          39,813,399        40,000,000         252,271.41         3,027,256.92       5.7551         0.0100
  17          32792          30,000,000        30,000,000         185,007.93         2,220,095.16       6.2441         0.0100
  20          10001          26,500,000        26,500,000         172,119.42         2,065,433.04       6.0641         0.0100
  21          32792          25,000,000        25,000,000         150,370.16         1,804,441.92       6.0091         0.0100
  22          45202          24,977,835        25,000,000         159,664.70         1,915,976.40       6.5791         0.0100
  24          32792          23,000,000        23,000,000         138,266.52         1,659,198.24       6.0041         0.0100
  26          98204          21,920,000        21,920,000         127,376.61         1,528,519.32       5.6901         0.0100
  39         Various         15,431,341        15,500,000          97,471.59         1,169,659.08       6.4301         0.0100
39.01         85353           8,894,991         8,934,568
39.02         85210           6,536,350         6,565,432
  42          90015          15,084,948        15,100,000          90,464.18         1,085,570.16       5.9721         0.0100
  46          79424          14,000,000        14,000,000          92,405.64         1,108,867.68       6.2351         0.0100
  48          02760          13,580,000        13,580,000          80,200.69          962,408.28        5.8391         0.0100
  53          46825          12,734,657        12,760,000          73,453.76          881,445.12        5.6041         0.0100
  63          48060          11,200,000        11,200,000          64,955.17          779,462.04        5.6721         0.0100
  66          85635          10,500,000        10,500,000          60,212.10          722,545.20        5.5291
  69          21704          10,110,668        10,125,000          66,011.35          792,136.20        6.1041         0.0100
  71          85015          10,040,000        10,040,000          58,361.31          700,335.72        5.6931         0.0100
  76          92376           9,389,998         9,400,000          54,260.16          651,121.92        5.6291         0.0100
  79          60607           8,966,185         9,020,000          57,193.21          686,318.52        5.8111         0.0100
  80          95834           8,500,000         8,500,000          50,438.36          605,260.32        5.8831         0.0100
  84         Various          8,385,086         8,400,000          51,071.88          612,862.56        6.0201
84.01         74012           3,443,875         3,540,000
84.02         74146           1,834,238         1,920,000
84.03         67226           1,310,170         1,400,000
84.04         67002           1,066,853           990,000
84.05         27545             729,952           550,000
  99          06360           7,100,000         7,100,000          42,398.45          508,781.40        6.2291         0.0100
 100          20003           7,040,000         7,040,000          43,346.49          520,157.88        6.2291         0.0100
 108          32835           6,000,000         6,000,000          36,249.26          434,991.12        6.4791         0.0100
 109          45324           6,000,000         6,000,000          36,359.69          436,316.28        6.0791         0.0100
 115          84101           5,550,000         5,550,000          33,761.87          405,142.44        6.1151         0.0100
 116          55125           5,550,000         5,550,000          36,459.55          437,514.60        6.8541         0.0100
 121          02866           5,239,820         5,250,000          30,587.57          367,050.84        5.7141         0.0100
 122          48304           5,000,000         5,000,000          29,267.64          351,211.68        5.6871
 125          23502           4,988,916         5,000,000          35,238.47          422,861.64        5.6861
 130          70809           4,700,000         4,700,000          33,693.84          404,326.08        7.1371         0.0100
 140          89103           4,375,000         4,375,000          26,399.34          316,792.08        6.0391         0.0100
 142          32825           4,255,276         4,260,000          24,003.71          288,044.52        5.4101         0.0100
 146          80127           4,130,000         4,130,000          25,499.00          305,988.00        6.2551         0.0100
 152          18966           3,850,000         3,850,000          22,589.99          271,079.88        5.6891
 156          65738           3,725,000         3,725,000          21,880.28          262,563.36        5.7891         0.0100
 161          77032           3,544,975         3,550,000          23,144.72          277,736.64        6.1041         0.0100
 171          39402           3,070,563         3,075,000          19,812.27          237,747.24        5.9791         0.0100
 173          65807           3,007,004         3,010,000          18,046.47          216,557.64        5.9791         0.0100
 197          08854           2,097,004         2,100,000          13,626.77          163,521.24        6.0541         0.0100

                                                                                    NET                                    MONTHLY
              MASTER            TRUSTEE AND        SUB SERVICIN      ADMIN.       MORTGAGE                                 PAYMENT
LOAN #    SERVICING FEE      PAYING AGENT FEE        FEE RATE         FEE %        RATE %      ACCRUAL TYPE      TERM       DATE
------    -------------      ----------------      ------------      ------       --------     ------------      ----      -------

  2           0.0100              0.0009                             0.0209        5.4411       Actual/360        60          1
  4           0.0100              0.0009                             0.0209        5.1291       Actual/360        84          1
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
 4.09
 4.10
 4.11
 4.12
  6           0.0100              0.0009                             0.0209        5.5097       Actual/360       123          1
 6.01
 6.02
 6.03
 6.04
 6.05
  7           0.0100              0.0009                             0.0209        5.9341       Actual/360       120          1
  8           0.0100              0.0009                             0.0209        5.6481       Actual/360       120          1
  10          0.0100              0.0009                             0.0209        5.7551       Actual/360       120          1
  17          0.0100              0.0009                             0.0209        6.2441       Actual/360       120          1
  20          0.0100              0.0009                             0.0209        6.0641       Actual/360       120          1
  21          0.0100              0.0009                             0.0209        6.0091       Actual/360       120          1
  22          0.0100              0.0009                             0.0209        6.5791       Actual/360        84          1
  24          0.0100              0.0009                             0.0209        6.0041       Actual/360       120          1
  26          0.0100              0.0009                             0.0209        5.6901       Actual/360       120          1
  39          0.0100              0.0009                             0.0209        6.4301       Actual/360       120          1
39.01
39.02
  42          0.0100              0.0009                             0.0209        5.9721       Actual/360       120          1
  46          0.0100              0.0009                             0.0209        6.2351       Actual/360       120          1
  48          0.0100              0.0009                             0.0209        5.8391       Actual/360       120          1
  53          0.0100              0.0009                             0.0209        5.6041       Actual/360       120          1
  63          0.0100              0.0009                             0.0209        5.6721       Actual/360       120          1
  66          0.0100              0.0009              0.0500         0.0609        5.5291       Actual/360       120          1
  69          0.0100              0.0009                             0.0209        6.1041       Actual/360       120          1
  71          0.0100              0.0009                             0.0209        5.6931       Actual/360       120          1
  76          0.0100              0.0009                             0.0209        5.6291       Actual/360       120          1
  79          0.0100              0.0009                             0.0209        5.8111       Actual/360       120          1
  80          0.0100              0.0009                             0.0209        5.8831       Actual/360       120          1
  84          0.0100              0.0009              0.1000         0.1109        6.0201       Actual/360       120          1
84.01
84.02
84.03
84.04
84.05
  99          0.0100              0.0009                             0.0209        6.2291       Actual/360       120          1
 100          0.0100              0.0009                             0.0209        6.2291       Actual/360       120          1
 108          0.0100              0.0009                             0.0209        6.4791       Actual/360       120          1
 109          0.0100              0.0009                             0.0209        6.0791       Actual/360       120          1
 115          0.0100              0.0009                             0.0209        6.1151       Actual/360       120          1
 116          0.0100              0.0009                             0.0209        6.8541       Actual/360       120          1
 121          0.0100              0.0009                             0.0209        5.7141       Actual/360       120          1
 122          0.0100              0.0009              0.0800         0.0909        5.6871       Actual/360       120          1
 125          0.0100              0.0009              0.1000         0.1109        5.6861       Actual/360       120          1
 130          0.0100              0.0009                             0.0209        7.1371       Actual/360       120          1
 140          0.0100              0.0009                             0.0209        6.0391       Actual/360       120          1
 142          0.0100              0.0009                             0.0209        5.4101       Actual/360       120          1
 146          0.0100              0.0009                             0.0209        6.2551       Actual/360       120          1
 152          0.0100              0.0009              0.1000         0.1109        5.6891       Actual/360       120          1
 156          0.0100              0.0009                             0.0209        5.7891       Actual/360       120          1
 161          0.0100              0.0009                             0.0209        6.1041       Actual/360       120          1
 171          0.0100              0.0009                             0.0209        5.9791       Actual/360       120          1
 173          0.0100              0.0009                             0.0209        5.9791       Actual/360       120          1
 197          0.0100              0.0009                             0.0209        6.0541       Actual/360       120          1

                              MATURITY/       AMORT
LOAN #       REM. TERM        ARD DATE        TERM        REM. AMORT      TITLE TYPE        ARD LOAN
------       ---------        ---------       -----       ----------      ----------        --------

  2              59            4/1/2011        360            360         Fee                  No
  4              76           8/31/2012         0              0          Fee/Leasehold        No
 4.01                                                                     Leasehold
 4.02                                                                     Fee
 4.03                                                                     Fee
 4.04                                                                     Fee
 4.05                                                                     Leasehold
 4.06                                                                     Fee
 4.07                                                                     Fee
 4.08                                                                     Fee
 4.09                                                                     Fee
 4.10                                                                     Fee
 4.11                                                                     Fee
 4.12                                                                     Fee
  6             117            2/1/2016        300            300         Fee                  No
 6.01                                                                     Fee
 6.02                                                                     Fee
 6.03                                                                     Fee
 6.04                                                                     Fee
 6.05                                                                     Fee
  7             119            4/1/2016        420            419         Fee                  No
  8             119            4/1/2016        360            360         Fee                  No
  10            117            2/1/2016        300            297         Fee                  No
  17            120            5/1/2016        360            360         Fee                  No
  20            120            5/1/2016        300            300         Fee                  No
  21            120            5/1/2016        360            360         Fee                  No
  22             83            4/1/2013        360            359         Fee                  Yes
  24            120            5/1/2016        360            360         Fee                  No
  26            119            4/1/2016        360            360         Fee                  No
  39            115           12/1/2015        360            355         Fee/Leasehold        No
39.01                                                                     Fee
39.02                                                                     Leasehold
  42            119            4/1/2016        360            359         Fee                  No
  46            120            5/1/2016        300            300         Fee                  No
  48            120            5/1/2016        360            360         Fee                  No
  53            118            3/1/2016        360            358         Fee                  No
  63            120            5/1/2016        360            360         Fee                  No
  66            119            4/1/2016        360            360         Fee                  No
  69            119            4/1/2016        300            299         Fee                  No
  71            118            3/1/2016        360            360         Fee                  No
  76            119            4/1/2016        360            359         Fee                  No
  79            116            1/1/2016        300            296         Fee                  No
  80            120            5/1/2016        360            360         Fee                  No
  84            118            3/1/2016        360            358         Fee                  No
84.01                                                                     Fee
84.02                                                                     Fee
84.03                                                                     Fee
84.04                                                                     Fee
84.05                                                                     Fee
  99            120            5/1/2016        396            396         Fee                  No
 100            118            3/1/2016        360            360         Fee                  No
 108            120            5/1/2016        420            420         Fee                  No
 109            120            5/1/2016        360            360         Fee                  No
 115            120            5/1/2016        360            360         Fee                  No
 116            120            5/1/2016        360            360         Fee                  No
 121            118            3/1/2016        360            358         Fee                  No
 122            119            4/1/2016        360            360         Fee                  No
 125            119            4/1/2016        240            239         Leasehold            No
 130            120            5/1/2016        300            300         Fee                  No
 140            120            5/1/2016        360            360         Fee                  No
 142            119            4/1/2016        360            359         Fee                  No
 146            120            5/1/2016        360            360         Fee                  No
 152            118            3/1/2016        360            360         Fee                  No
 156            119            4/1/2016        360            360         Fee                  No
 161            119            4/1/2016        300            299         Fee                  No
 171            119            4/1/2016        300            299         Fee                  No
 173            119            4/1/2016        360            359         Fee                  No
 197            119            4/1/2016        300            299         Fee                  No

                                                             ARD                                                      ENVIRONMENTAL
LOAN #                                                     STEP UP                                                      INSURANCE
------                                                     -------                                                    -------------

  2                                                                                                                         No
  4                                                                                                                        Yes
 4.01                                                                                                                      Yes
 4.02                                                                                                                      Yes
 4.03                                                                                                                      Yes
 4.04                                                                                                                      Yes
 4.05                                                                                                                      Yes
 4.06                                                                                                                      Yes
 4.07                                                                                                                      Yes
 4.08                                                                                                                      Yes
 4.09                                                                                                                      Yes
 4.10                                                                                                                      Yes
 4.11                                                                                                                      Yes
 4.12                                                                                                                      Yes
  6                                                                                                                         No
 6.01                                                                                                                       No
 6.02                                                                                                                       No
 6.03                                                                                                                       No
 6.04                                                                                                                       No
 6.05                                                                                                                       No
  7                                                                                                                         No
  8                                                                                                                         No
  10                                                                                                                        No
  17                                                                                                                        No
  20                                                                                                                        No
  21                                                                                                                        No
  22          2.0% plus the greater of (i) Initial Interest Rate and (ii) the sum of the Treasury Rate aand 5.0%            No
  24                                                                                                                        No
  26                                                                                                                        No
  39                                                                                                                        No
39.01                                                                                                                       No
39.02                                                                                                                       No
  42                                                                                                                        No
  46                                                                                                                        No
  48                                                                                                                        No
  53                                                                                                                        No
  63                                                                                                                        No
  66                                                                                                                        No
  69                                                                                                                        No
  71                                                                                                                        No
  76                                                                                                                        No
  79                                                                                                                        No
  80                                                                                                                        No
  84                                                                                                                        No
84.01                                                                                                                       No
84.02                                                                                                                       No
84.03                                                                                                                       No
84.04                                                                                                                       No
84.05                                                                                                                       No
  99                                                                                                                        No
 100                                                                                                                        No
 108                                                                                                                        No
 109                                                                                                                        No
 115                                                                                                                        No
 116                                                                                                                        No
 121                                                                                                                        No
 122                                                                                                                        No
 125                                                                                                                        No
 130                                                                                                                        No
 140                                                                                                                        No
 142                                                                                                                        No
 146                                                                                                                        No
 152                                                                                                                        No
 156                                                                                                                        No
 161                                                                                                                        No
 171                                                                                                                        No
 173                                                                                                                        No
 197                                                                                                                        No

                                             PARTIAL                                                                      UPFRONT
              CROSS      CROSS              DEFEASANCE      DEFEASANCE      LETTER OF      LOCKBOX IN      HOLDBACK     ENGINEERING
LOAN #      DEFAULTED    COLLATERALIZED      ALLOWED         ALLOWED         CREDIT          PLACE          AMOUNT      RESERVE ($)
------      ---------    --------------     ----------      ----------      ---------      ----------      --------     -----------

  2                                             No              Yes            No             Yes
  4                                             Yes             Yes            No             Yes                          96,813
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
 4.09
 4.10
 4.11
 4.12
  6                                             Yes             Yes            No             Yes
 6.01
 6.02
 6.03
 6.04
 6.05
  7                                             No              Yes            No             Yes
  8                                             No              Yes            No              No                          49,375
  10                                            No              Yes            No             Yes
  17                                            No              Yes            No             Yes
  20                                            No              Yes            No             Yes
  21                                            No              Yes            No             Yes
  22                                            No              Yes            No             Yes
  24                                            No              Yes            No             Yes
  26                                            No              Yes            No             Yes                          28,600
  39                                            Yes             Yes            No             Yes
39.01
39.02
  42                                            No              Yes            No              No
  46                                            No              Yes            No             Yes
  48                                            No              Yes            No             Yes
  53                                            No              Yes            No              No
  63                                            No              Yes            No             Yes
  66                                            No              Yes            No              No                          18,050
  69                                            No              Yes            No             Yes                         912,606
  71                                            No              Yes            No              No                          18,438
  76                                            Yes             Yes            No              No
  79                                            No              Yes            No             Yes                          18,125
  80                                            No              Yes            No              No          300,000
  84                                            No              Yes            Yes             No
84.01
84.02
84.03
84.04
84.05
  99                                            No              Yes            No              No
 100                                            No              Yes            No             Yes
 108                                            No              Yes            No              No
 109                                            No              Yes            No              No                         226,471
 115                                            No              Yes            No              No
 116                                            No              Yes            No             Yes
 121                                            No              No             No              No
 122                                            No              Yes            Yes             No                          67,450
 125                                            No              Yes            Yes            Yes
 130                                            No              Yes            No             Yes                          34,000
 140                                            No              Yes            No              No
 142                                            No              Yes            No              No
 146                                            No              Yes            No              No
 152                                            No              Yes            No              No
 156                                            No              Yes            No              No
 161                                            No              Yes            No              No
 171                                            No              Yes            No              No
 173                                            No              Yes            No              No
 197                                            No              Yes            No             Yes

              UPFRONT           UPFRONT           UPFRONT          UPFRONT          UPFRONT           UPFRONT          MONTHLY
               CAPEX            ENVIR.             TI/LC            RE TAX           INS.              OTHER            CAPEX
LOAN #      RESERVE ($)       RESERVE ($)       RESERVE ($)      RESERVE ($)      RESERVE ($)       RESERVE ($)      RESERVE ($)
------      -----------       -----------       -----------      -----------      -----------       -----------      -----------

  2
  4                                               57,623          1,286,450         179,969            1,667            19,018
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
 4.09
 4.10
 4.11
 4.12
  6                               619                              380,100           62,655                             18,990
 6.01
 6.02
 6.03
 6.04
 6.05
  7                                                                 67,900           12,208                             6,226
  8                                               250,000          315,140                                              4,239
  10                                                                99,403           46,594                             35,320

  20                                                               195,284                                              35,320

  22                                                               190,331           18,416                             7,896

  26          164,000                                              100,822           5,850                              2,380
  39                                                                                 6,698            127,065           2,642
39.01
39.02
  42                                                                                 22,422                             1,213
  46                                                                45,332                                              18,286
  48           50,000                                                                                 80,201
  53                                                               101,935                                              4,800
  63                                                                                  303
  66          144,000                                                                5,438
  69                                                                26,504                            180,736           14,175
  71           52,953                                                                23,458                             5,151
  76                                                                                                  18,750             326
  79           60,986                                              119,520           78,723                             20,793
  80                                                                5,316            13,513                              460
  84                                                                45,123           18,988
84.01
84.02
84.03
84.04
84.05
  99                                                                37,013           38,147                             1,313
 100                                              150,000                                                                471
 108                                                                22,728           30,294
 109                                              150,000           4,876            7,130                               833
 115                                              100,000           43,868           5,775            124,518            734
 116                                                                                                  36,460
 121                                              150,000                                                                648
 122                                                                49,663                                               549
 125                                                                13,677                            42,077
 130           69,077                                               23,017           36,749                             8,230
 140                                              75,000                              623                                397
 142                                                                10,507           3,575            361,575            180
 146                                              250,000           2,375            1,915                               201
 152           88,000                                               38,338           6,099                               704
 156                                                                11,909           6,213                              2,021
 161                                                                37,223           27,617                             5,148
 171                                                                18,644           5,321                               656
 173                                                                14,414           3,084                              1,688
 197                                                                1,053            3,037

                MONTHLY            MONTHLY            MONTHLY            MONTHLY         MONTHLY           MONTHLY
                 CAPEX              TI/LC              TI/LC             RE TAX            INS.             OTHER        GRACE
LOAN #      RESERVE CAP ($)      RESERVE ($)      RESERVE CAP ($)      RESERVE ($)     RESERVE ($)       RESERVE ($)     PERIOD
------      ---------------      -----------      ---------------      -----------     -----------       -----------     ------

  2             95,838                                                                                                     0
  4                                                                      171,352           25,710            833           0
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
 4.09
 4.10
 4.11
 4.12
  6                                                                      33,259            5,220                           0
 6.01
 6.02
 6.03
 6.04
 6.05
  7             225,000                               25,000             67,900            12,208                          5
  8                                                    4,167             105,047                                           5
  10                                                                     49,701            7,759                           5
  17                                                                                                                       5
  20                                                                     39,057                                            5
  21                                                                                                                       5
  22                                                  24,575             63,444            4,604                           5
  24                                                                                                                       5
  26                                                   2,500             16,804            2,925                           5
  39                                                                     20,253            6,698                           5
39.01
39.02
  42                                                                     11,147            1,962                           5
  46            800,000                                                  11,333                                            5
  48            50,000                                                                                                     5
  53                                                                     20,387            5,963                           5
  63                                                                                        303                            5
  66                                                                      4,398            2,719                           5
  69                                                                      6,626            3,556                           5
  71                                                                     10,780            3,910                           5
  76                                                                      5,831            1,042                           5
  79                                                                     23,904            7,157                           5
  80                                                   3,450              5,316            1,351                           5
  84                                                                     10,344            2,713                           5
84.01
84.02
84.03
84.04
84.05
  99                                                                      9,253            3,338                           5
 100                                                   3,221              2,147            1,098                           5
 108                                                    992               3,788            2,524                           5
 109                                                                      4,876            1,019                           5
 115            35,000                                                    7,311             825                            5
 116                                                                                                                       5
 121                                                                      3,848                                            5
 122                                                   2,750              7,318             599                            5
 125                                                                      6,838                                            5
 130                                                                      4,603            5,250                           5
 140            40,000                                                    2,522             623                            5
 142                                                   1,871              2,101             894                            5
 146             7,500                                                    2,375             958                            5
 152                                                   3,750              5,452            1,525                           5
 156                                                                      2,977            1,553                           5
 161                                                                      9,306            2,511                           5
 171            10,000                                                    4,661            1,330                           5
 173                                                                      2,402            1,542                           5
 197                                                                       351              337                            5